MFS® Institutional International Equity Fund
MFS® Institutional Large Cap Value Fund

Effective immediately, the sixth paragraph in the sub-section entitled “Compensation” under the main heading entitled "Appendix D - Portfolio Manager(s)" is restated in its entirety as follows:

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used.  Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods.  For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered.  For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.

1021869                                                                                                                                                                          1                                                                 OCTOBER-MFSI-SAI-COMBINED-SUP-032916